Interview Transcript: Chang Suh

TEXT SCREEN: Commentary from the Chief Portfolio Manager, Chang Suh, Executive Vice President – Chief Portfolio Manager, AFL-CIO Housing Investment Trust

TEXT SCREEN: Portfolio Overview

VIDEO IMAGE: Chang Suh sitting in front of a backdrop of the US Capitol building.

Mr. SUH (speaking onscreen): The Housing Investment Trust is a fixed income fund, specializing in multifamily mortgage back securities. Now, in addition to our investment objectives, we also have a mission – a mission to create jobs by providing our capital to fund new housing projects throughout the country.

VIDEO IMAGE:

HIT Returns vs Benchmark
as of March 31, 2011
8.00%
6.00%
4.00%
2.00%
0.00%
0.91%
0.79%
0.42%
5.27%
4.81%
5.12%
6.01%
5.56%
5.30%
6.51%
6.06%
6.03%
6.10%
5.68%
5.56%
Year-to-Date
1-Year
3-Year
5-Year
10-Year
Housing Investment Trust Gross Returns
Housing Investment Trust Net Returns
Barclays Aggregate Returns

MR. SUH (speaking over the HIT Returns vs Benchmark as of March 31, 2011 chart): We’ve had an incredible run, in terms of our performance. We’ve been able to outperform the benchmark, which is the Barclay’s Aggregate Bond Index, on a gross basis, for 18 consecutive years. Now, we achieve our success and we build our strategy based on our specialization in multifamily mortgage back securities.

VIDEO IMAGE: Chang Suh sitting in front of a backdrop of the US Capitol building.

MR. SUH (speaking onscreen): The securities have government guarantee, credit enhancements – so the investments are very safe in terms of credit quality. These investments also provide higher income, verses comparable securities that are in the fixed income markets. And also, very important to managing any fixed income portfolio is managing interest rate risk. And we can do this with our multifamily securities, because they have prepayment protection, which is very important when rates go up or down significantly in a short time period

TEXT SCREEN: Investment Strategy

MR. SUH (speaking onscreen): Now, overall, our strategy has been pretty consistent for the past 20 years or so. We substitute multifamily mortgage-backed securities for Treasuries and corporate bonds, which are typically in most other fixed income products. Now, the benefit of multifamily mortgage-backed securities goes beyond its high credit quality and higher income. It also provides great diversification, versus other instruments or other asset categories that most pension funds invest in. These assets typically perform better when the economy is weak, when the equity markets are in negative territory. People usually have a flight to safety type of reaction when there’s something negative in the news.

VIDEO IMAGE:

MR. SUH (speaking over Growth Comparison since December 1999 chart): So if you look back since the end of 1999, the HIT has actually generated a return of around 100% while some domestic and foreign equity markets have generated negative or flat returns. If you look at the S&P, the S&P is actually in negative territory. Around negative 10%.

VIDEO IMAGE: Chang Suh in front of a backdrop of the US Capitol building.

MR. SUH (speaking onscreen): So even though the S&P isn’t our benchmark, it’s really important to emphasize that a high credit quality fixed income fund provides important diversification for investors to have a long-time horizon.

TEXT SCREEN: A Good Time for Investment

MR. SUH (speaking onscreen): Finally, I don’t think there’s been a better time to invest in the HIT. That’s because, right now, we’re in a time period of high levels of uncertainty. There’s a lot of risk in the markets.  The lack of jobs and job opportunities.  I believe the HIT, absolutely, is positioned well in terms of its investment performance going forward. Inflation is low, and I do think that having the benefit of high credit quality in a portfolio will come into play for the next several years. But we also have an initiative to create jobs and that’s really consistent with our ongoing mission. But, more than ever, we need to create jobs – especially in the construction sectors. We’re seeing more opportunities right now than we ever have to create these jobs.

TEXT SCREEN:          AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue NW, Suite 200
Washington, DC 20037
(202) 331-8055
www.aflcio-hit.com

A voiceover of these words is read aloud over the text screen: The average annual total net returns of the HIT for the 1-, 3-, 5- and 10-year periods ending April 30, 2011, were 5.28%, 6.15%, 6.35% and 5.87%.  The HIT outperformed its benchmark, the Barclays Capital Aggregate Bond Index, for the 1-, 3-, 5- and 10-year periods on a gross basis, by 38, 80, 47, and 55 basis points.

Past performance is no guarantee of future results. Economic and market conditions change, and will cause investment return, principal value and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost.  Current performance may be higher or lower than that cited.  Performance data current to the most recent month end is available on the HIT website, www.aflcio-hit.com.

Gross performance figures cited do not reflect the deduction of HIT expenses.  Net performance figures do include this deduction and represent the returns investors experienced during the applicable period.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Investors considering investing in the HIT should carefully review the HIT prospectus that sets out its investment objectives and strategy as well as the associated risks, charges and expenses before investing.  The prospectus can be found on the HIT website www.aflcio-hit.com or can be requested by calling (202) 331 – 8055.